Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 - SUBSEQUENT EVENTS:

a.	During 2021, the Company granted a total of 338,929 awards with an average exercise price of $48.59 per share to employees.

b.	In February 2021 the Company completed a secondary offering of 3,091,635 ordinary shares by certain non-director, non-officer selling pre-IPO shareholders. An additional 845,044 shares were locked up for an additional period as part of the agreed terms. The Company cooperated with the offering lead underwriter while each participating shareholder paid the underwriters fees and the Company covered the legal, accounting, administrative and regulatory fees which totaled approximately $818 thousand. The Company received no proceeds from the described above public secondary offering.